SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 1999



                      DATA TRANSMISSION NETWORK CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        0-15405              47-0669375
----------------------------           -------------         --------------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification
                                                                 Number)


 9110 West Dodge Road, Suite 200, Omaha, Nebraska                    68114
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (402) 390-2328

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



Item 5.  Other Events.

         On March 24, 1999, Roger R. Brodersen, Chairman of the Board and Chief Executive Officer of Data Transmission Network Corporation (the "Company"), resigned all his positions as an officer and director of the Company and its subsidiaries. In addition, Scott A. Fleck, Richard R. Jaros, J. Michael Parks and Jay E. Ricks each resigned as a director of the Company effective on March 24, 1999. Later on March 24, 1999, the remaining directors of the Company consisting of Peter H. Kamin, David K. Karnes, Greg T. Sloma and Roger W. Wallace elected Jay H. Golding, Anthony S. Jacobs and Joseph F. Mazzella as directors of the Company to fill three of the vacancies on the Board of Directors resulting from such resignations. The new Board of Directors then amended the Bylaws of the Company to reduce from nine to seven the number of directors of the Company. The new Board of Directors also amended the Company's shareholder rights plan to provide for such rights to expire on March 24, 1999, therefore causing such rights to become unexercisable.

Item 7.  Financial Statements and Exhibits.

(a) and (b)   Financial Statements and Pro Forma Financial  Information.   None.

(c) Exhibits. The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

              1. Rights Agreement, dated as of August 29, 1997, between Data Transmission Network Corporation and First National Bank of Omaha, as Rights Agent.

              2. First Amendment to Rights Agreement dated as of March 4, 1999, between Data Transmission Network Corporation and First National Bank of Omaha, as Rights Agent.

              3. Second Amendment to Rights Agreement dated as of March 24, 1999, between Data Transmission Network Corporation and First National Bank of Omaha, as Rights Agent.

              4. Press release of Data Transmission Network Corporation dated March 24, 1999.


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




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: April 2, 1999.

                                           DATA TRANSMISSION NETWORK CORPORATION



                                              By:   /s/ Brian L. Larson
                                                    ---------------------------
                                                    Brian L. Larson, Vice
                                                    President, Chief Financial
                                                    Officer, and Secretary


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



                                  EXHIBIT INDEX


                                                                                       Page Number
                                                                                      In Sequential
         Exhibit                                                                        Numbering
           No.                                                                            System
         -------                                                                      -------------

(1)        1      Rights Agreement,  dated as of August 29, 1997,  between Data
                  Transmission  Network  Corporation and First National Bank of
                  Omaha, as Rights Agent.

(2)        2      First  Amendment  to  Rights  Agreement  dated as of March 4,
                  1999,  between  Data  Transmission  Network  Corporation  and
                  First National Bank of Omaha, as Rights Agent.

(3)        3      Second  Amendment to Rights  Agreement  dated as of March 24,
                  1999,  between  Data  Transmission  Network  Corporation  and
                  First National Bank of Omaha, as Rights Agent.

           4      Press release of Data  Transmission                                       5
                  Network  Corporation dated March 24, 1999.
------------------------
(1)         Exhibit  1  hereto  was  previously  filed  as  an  exhibit  to  the
            Registration  Statement of Data Transmission  Network Corporation on
            Form 8-A dated  August 29, 1997,  registering  its  Preferred  Stock
            Purchase Rights, which is incorporated herein by this reference.

(2) Exhibit 2 hereto was previously filed as an exhibit to the Registration Statement of Data Transmission Network Corporation on
            Form 8-A/A dated March 11, 1999, amending the registration of its Preferred Stock Purchase Rights, which is incorporated herein by this reference.

(3) Exhibit 3 hereto was previously filed as an exhibit to the Registration Statement of Data Transmission Network Corporation on
            Form 8-A/A dated April 1, 1999, amending the registration of its Preferred Stock Purchase Rights, which is incorporated herein by this reference.


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                                  EXHIBIT 4

News release of Data Transmission Network Corporation dated March 24, 1999.







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



New Board Puts DTN on Fast Track to Enhance Shareholder Value


         OMAHA, NEB, March 24, 1999 - Roger R. Brodersen, Chairman and Chief Executive Officer of Data Transmission Network Corporation (DTN) (NASDAQ:DTLN) announced today that he had resigned as part of a reconstitution of the Company's Board of Directors. Mr. Brodersen stated that the reduced and significantly changed Board was a move to provide the investment community with assurance that the Company was focused on the process of enhancing shareholder value and establishing a solid foundation for future transactions.

          The changes, which will be approved by the Board of Directors at a meeting on March 24 , 1999, will result in a reduction of the Board from nine members to seven. Today's resignation of five incumbent directors includes Mr. Brodersen, Chairman and Chief Executive Officer of the Company. Continuing on the Company's Board of Directors will be incumbent Directors Peter H. Kamin, Greg T. Sloma, President and Chief Operating Officer of the Company, Roger W. Wallace and David K. Karnes. Three new directors will be appointed to fill vacancies created by the change. In addition, Peter Kamin will be appointed Non-Executive Chairman of the Board of Directors and will also head up a new Special Committee of Directors consisting of Mr. Kamin and two of the newly appointed directors. The Special Committee will undertake a re-examination of the Company's strategic alternatives, including the hiring of an investment banker to evaluate and pursue any available alternatives for near-term maximization of shareholder value. As part of this process, the newly organized board will terminate the Shareholder's Rights Plan (poison pill).


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



New Board Puts DTN on Fast Track to Enhance Shareholder Value - Page 2

         The newly appointed directors will be Mr. Jay Golding, presently a director of Bogan Aerotech, a joint venture partner of Bell Helicopter Textron, Inc. and Chairman and CEO of American International Partners, LLC. Mr. Golding has served as a director of several public and privately held companies, including Sterling Electronics. Also to be appointed is Mr. Anthony Jacobs, who is the President of the Wessel Group, a Chicago-based industrial holding company. The third new director will be Mr. Joseph F. Mazzella, a partner in the law firm of Lane Altman & Owens LLP of Boston, Massachusetts. Mr. Mazzella is currently a director of Alliant Techsystems, Inc., (NYSE:ATK) a $1Billion defense and aerospace contractor, Inforonics, Inc., of Littleton, Massachusetts, a developer of Internet-based electronic commerce systems and website tracking and fulfillment applications, and Insurance Auto Auctions, Inc. (NASDAQ:IAAI), the nation's largest provider of automotive and specialty loss coverage services for the insurance industry. Messrs. Golding and Jacobs will join Peter Kamin as members of the Special Committee.

         Peter H. Kamin, the newly elected Chairman of the Board commented, "I want to first extend the Board's thanks to Roger Brodersen for his years of service in building DTLN into the industry leader that it is today. While we had all hoped that the search for alternatives over the last year would have yielded more tangible results, several factors, including the Fall 1998 disruption to the acquisition financing marketplace, severely handicapped that effort. The new Board and I intend to renew and refocus that effort to insure that shareholder value is the number one priority. We firmly believe that this process can and will achieve higher values for shareholders through strategic transactions, or otherwise."

         DTN is holding a teleconference on Thursday, March 25, 1999 at 10:00 a.m. (ET) 9:00 a.m. (CST) with shareholders and analysts. To participate in the teleconference, call 1-800-521-5499. Conference Call Play Back is available until March 29, 1999 at 7:00 p.m. (ET) 6:00 p.m. (CST). For Conference Play Back call 1-800-696-1588 and enter Pass Code 523967.

           To meet the growing need for comprehensive news, weather and market information, Data Transmission Network Corporation (NASDAQ: DTLN), based in Omaha, Nebraska, delivers customized content to more than 159,000 subscribers primarily in the US and Canada. DTN serves subscribers with interest in four primary segments: agriculture, weather, energy, and financial services. DTN delivers information, including real-time stock and commodity quotes and weather, using a variety of technologies including the Internet, satellite, cable and FM side band. Visit the DTN Web site for company and investor information at www.dtn.com. This release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, the volatility of international markets, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.
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